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                                EXHIBIT 10.15

                     Amendment to Business Loan Agreement
                            dated August 21, 1995











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                 CORPORATE REVOLVING AND TERM LOAN AGREEMENT


         This Agreement is made this 21st day of August, 1995, between Manufacturers and Traders Trust Company, a New York banking corporation having its chief executive office at One M&T Plaza, Buffalo, New York 14203-2399 (the "Bank") and Ablest Service Corp., a Delaware business corporation having its chief executive office at 810 North Belcher Road, Clearwater, Florida 34625 (the "Borrower").

         The Bank and the Borrower agree as follows:

         1. REFERENCE TO DEFINITIONS. Each of the capitalized terms used in this Agreement has the meaning given it in Section 11.

         2.      REVOLVING LOANS.

                 a. Making and Obtaining Revolving Loans. Upon and subject to each term and condition of this Agreement, at any time and from time to time during the period beginning on the date of this Agreement and ending on the day before the Revolving Loan Repayment Date, the Borrower may obtain Revolving Loans from the Bank. The principal amount of each Revolving Loan shall be an integral multiple of $50,000, and the total of the outstanding principal amounts of all Revolving Loans shall not at any time exceed $3,000,000. The Bank may make any Revolving Loan in reliance upon any oral (including, but not limited to, telephonic), written (including, but not limited to, telegraphic or telexed) or other request for such Revolving Loan that the Bank believes in good faith to be valid and to have been made by any officer of the Borrower, and the Bank shall not incur any liability to the Borrower or to any other Person as a direct or indirect result of making such Revolving Loan. Each request for a Revolving Loan shall state the principal amount of such Revolving Loan and the date upon which such Revolving Loan is requested to be made.

                 b. Revolving Loan Note. The Bank shall set forth on the schedule attached to and made a part of the Revolving Loan Note referred to in clause (i) of Section 4d of this Agreement, on any separate similar schedule, on any continuation of such attached schedule or of any such separate similar schedule or on any similar schedule maintained on computer software annotations evidencing the date and principal amount of each Revolving Loan and the date and amount of each payment to be applied to the outstanding principal amount of such Revolving Loan Note. The outstanding principal amount set forth on such attached schedule, on any such separate similar schedule, on any such continuation or on any such similar schedule maintained on computer software shall be presumptive evidence of the outstanding principal amount of such Revolving Loan Note and of the total of the outstanding principal amounts of all Revolving Loans. No failure of the Bank to make, and no error by the Bank in making, any annotation on such attached schedule, on any such separate similar schedule, on any such continuation or on any such similar schedule maintained on computer

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software shall affect the obligation of the Borrower to repay the principal amount of each Revolving Loan, the obligation of the Borrower to pay interest on the outstanding principal amount of each Revolving Loan or any other obligation of the Borrower to the Bank pursuant to this Agreement.

                 c. Repayment. The Borrower shall repay the principal amounts of all Revolving Loans to the Bank on the Revolving Loan Repayment Date, when the Borrower shall pay to the Bank all interest owing pursuant to this Agreement in connection with any Revolving Loan and remaining unpaid and all other amounts owing by the Borrower to the Bank pursuant to this Agreement in connection with any Revolving Loan and remaining unpaid.

                 d. Extension of Revolving Loan Repayment Date. At least 30 days but not more than 90 days before the Revolving Loan Repayment Date, the Borrower may request that the Revolving Loan Repayment Date be extended for one year by executing and delivering to the Bank an extension request in the form of Exhibit B attached to and made a part of this Agreement. If prior to the Revolving Loan Repayment Date, the Bank executes such extension request, the Revolving Loan Repayment Date shall automatically be extended to the date specified in such extension request. If the Bank does not so execute such extension request, the Revolving Loan Repayment Date shall remain the same.

                 e. Optional Repayment in Advance. The Borrower shall have the option of repaying the principal amount of any Revolving Loan to the Bank in advance in full or in part at any time and from time to time without any premium or penalty.

                 f. Interest. From and including the date the first Revolving Loan is made to but not including the date the outstanding principal amount of each Revolving Loan is repaid in full, the Borrower shall pay to the Bank interest, calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366, as applicable), on such outstanding principal amount at a rate per year that shall (i) on each day beginning before the maturity, whether by acceleration or otherwise, of such outstanding principal amount be the Revolving Loan Applicable Variable Rate in effect such day and
(ii) on each day subsequent to the last day described in clause (i) of this sentence be 5% above the rate in effect such subsequent day as the Bank's Prime Rate; provided, however, that (A) in no event shall such interest be payable at a rate in excess of the maximum rate permitted by applicable law and (B) solely to the extent necessary to result in such interest not being payable at a rate in excess of such maximum rate, any amount that would be treated as part of such interest under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to the Borrower, it being the intention of the Bank and of the Borrower that such interest not be payable at a rate in excess of such maximum rate. Except as otherwise provided in Section 2c of this Agreement, payments of such interest shall become due on the same day of each calendar





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month, beginning on the tenth day of the first calendar month following the calendar month in which the first Revolving Loan is made.

                 g. Determination of Revolving Loan Applicable Variable Rate. The Borrower shall have the option of electing to have the Bank's Prime Rate or the Secondary Market CD Rate used in determining the Revolving Loan Applicable Variable Rate for any Interest Period. Upon requesting the first Revolving Loan, the Borrower shall notify the Bank, in the same manner in which such Revolving Loan is requested, whether the Borrower elects initially to have the Bank's Prime Rate or the Secondary Market CD Rate used in determining the Revolving Loan Applicable Variable Rate for the Interest Period in which the date such Revolving Loan is made falls. Such election for any subsequent Interest Period need not be honored by the Bank unless, whether it is made orally (including, but not limited to, telephonically), in writing (including, but not limited to, telegraphically or by telex) or in any other manner that the Bank believes in good faith to be valid and to have been made by any officer of the Borrower, it is received by the Bank no later than 2:00 P.M. on the last business day of the Bank immediately preceding the first day of such Interest Period at the office of the Bank determined in accordance with the first sentence of Section 2j of this Agreement. If such election for any Interest Period other than the Interest Period in which the date the first Revolving Loan is made falls is not made by the Borrower or is not honored by the Bank because not received in accordance with the preceding sentence, the Revolving Loan Applicable Variable Rate for such Interest Period shall be determined using whichever of the Bank's Prime Rate and the Secondary Market CD Rate was used in determining the Revolving Loan Applicable Variable Rate for the immediately preceding Interest Period.

                 h. Non-Usage Fee. For each period (i) beginning on the date of this Agreement and ending on the last day of the calendar quarter containing such date, (ii) consisting of a calendar quarter beginning after the calendar quarter containing the date of this Agreement and ending before the calendar quarter containing the day before the Revolving Loan Repayment Date or
(iii) beginning on the first day of the calendar quarter containing the day before the Revolving Loan Repayment Date and ending on such day, the Borrower shall pay to the Bank a non-usage fee equal to the product obtained by multiplying (i) the difference between $3,000,000 and the daily average during such period of the outstanding principal amounts of all Revolving Loans first by (ii) 1/4% and then by (iii) the fraction obtained by dividing the number of days in such period by 360; provided however, that (A) in no event shall there be payable any such non-usage fee that would result in interest being payable on any such outstanding principal amount at a rate in excess of the maximum rate permitted by applicable law and (B) solely to the extent necessary to result in such interest not being payable at a rate in excess of such maximum rate, any amount that would be treated as part of such interest under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to the Borrower, it being the intention of the Bank and the Borrower that such interest not be payable at a rate in excess of such maximum rate. Except as otherwise provided in Section





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2c of this Agreement, the Borrower shall pay each such nonusage fee within thirty days after billing therefor by the Bank.

                 i. Late Charge. If the outstanding principal amounts of all Revolving Loans are not repaid, or any interest owing pursuant to this Agreement in connection with any Revolving Loan is not paid, within five days after the date it becomes due, whether by acceleration or otherwise, the Borrower shall pay to the Bank a late charge of the greater of (a) 5% thereof or (b) $50.

                 j. General Provisions as to Repayment and Payment. Repayment of the principal amount of each Revolving Loan, payment of all interest owing pursuant to this Agreement in connection with any Revolving Loan and payment of all other amounts owing by the Borrower to the Bank pursuant to this Agreement in connection with any Revolving Loan shall be made in lawful money of the United States and immediately available funds at the banking office of the Bank located at One M&T Plaza, Buffalo, New York, the banking office of the Bank located at 304 Thruway Mall, Cheektowaga, New York, or at such other office of the Bank as may at any time and from time to time be specified in any notice delivered, given or sent to the Borrower by the Bank. No such repayment or payment shall be deemed to have been received by the Bank until received by the Bank at the office of the Bank determined in accordance with the preceding sentence, and any such repayment or payment received by the Bank at such office after 2:00 P.M. on any day shall be deemed to have been received by the Bank at the time such office opens for business on the next business day of the Bank. If the time by which any of the principal amount of any Revolving Loan is to be repaid is extended by operation of law or otherwise, the Borrower shall pay interest on the outstanding portion thereof during such period of extension as provided in Section 2f of this Agreement.

         3.      TERM LOAN.

                 a. Making and Obtaining Loan. Upon and subject to each term and condition of this Agreement, on the Revolving Loan Repayment Date the Bank shall make the Term Loan to the Borrower, and the Borrower shall obtain the Term Loan from the Bank. The principal amount of the Term Loan shall be equal to the lesser of (i) the total of the outstanding principal amounts of all Revolving Loans or (ii) $3,000,000, and shall be applied by the Bank on behalf of the Borrower solely to repay such outstanding principal amounts.

                 b. Repayment. The Borrower shall repay the principal amount of the Term Loan to the Bank in 20 installments, with the first of such installments to become due on the date that is three months after the Revolving Loan Repayment Date, and one of such installments to become due on the same day of each succeeding calendar quarter through the date that is five years after the Revolving Loan Repayment Date, when the Borrower shall repay the outstanding principal amount of the Term Loan to the Bank and pay to the Bank all interest owing pursuant to this Agreement and remaining unpaid and all other amounts owing





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by the Borrower to the Bank pursuant to this Agreement and remaining unpaid.
Such installments shall be either equal in amount or consist of 19 installments equal in amount followed by one installment as nearly equal in amount to the others as possible.

                 c. Optional Repayment in Advance. The Borrower shall have the option of repaying the principal amount of the Term Loan to the Bank in advance in full or in part at any time and from time to time without any premium or penalty; provided, however, that (i) the amount of any such repayment in part shall be an integral multiple of $100,000 and (ii) upon making any such repayment in full the Borrower shall pay to the Bank all interest owing pursuant to this Agreement and remaining unpaid and all other amounts owing by the Borrower to the Bank pursuant to this Agreement and remaining unpaid. Each such repayment in part shall be applied to the installments of the principal amount of the Term Loan in the inverse order of such installments becoming due.

                 d. Interest. From and including the date the Term Loan is made to but not including the day the outstanding principal amount of the Term Loan is repaid in full, the Borrower shall pay to the Bank interest, calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366, as applicable), on such outstanding principal amount at a rate per year that shall (i) on each day beginning before the maturity, whether by acceleration or otherwise, of such outstanding principal amount be the Term Loan Applicable Variable Rate in effect such day and (ii) on each day subsequent to the last day described in clause (i) of this sentence be 5% above the rate in effect such subsequent day as the Bank's Prime Rate; provided, however, that (A) in no event shall such interest be payable at a rate in excess of the maximum rate permitted by applicable law and (B) solely to the extent necessary to result in such interest not being payable at a rate in excess of such maximum rate, any amount that would be treated as part of such interest under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to the Borrower, it being the intention of the Bank and of the Borrower that such interest not be payable at a rate in excess of such maximum rate. Except as otherwise provided in Section 3b of this Agreement, payments of such interest shall become due on the same day of each calendar month, beginning on the date that is one month after the Revolving Loan Repayment Date.

                 e. Determination of Term Loan Applicable Variable Rate. The Borrower shall have the option of electing to have the Bank's Prime Rate or the Secondary Market CD Rate used in determining the Term Loan Applicable Variable Rate for any Interest Period. Upon executing the Term Note referred to in clause (i) of Section 4f of this Agreement, the Borrower shall notify the Bank whether the Borrower elects initially to have the Bank's Prime Rate or the Secondary Market CD Rate used in determining the Term Loan Applicable Variable Rate for the Interest Period in which the date the Term Loan is made falls. Such election for any subsequent Interest Period need not be honored by the Bank unless it is made in a writing received by the Bank no later than 2:00 P.M. on the last business day of the Bank immediately preceding the first day of such Interest Period at the





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office of the Bank determined in accordance with the first sentence of Section
3g of this Agreement. If such election for any Interest Period other than the Interest Period in which the date the Term Loan is made falls is not made by the Borrower or is not honored by the Bank because not received in accordance with the preceding sentence, the Term Loan Applicable Variable Rate for such Interest Period shall be determined using whichever of the Bank's Prime Rate and the Secondary Market CD Rate was used in determining the Term Loan Applicable Variable Rate for the immediately preceding Interest Period.

                 f. Late Charge. If any of the principal amount of the Term Loan is not repaid, or any interest owing pursuant to this Agreement in connection with the Term Loan is not paid, within five days after it becomes due, whether by acceleration or otherwise, the Borrower shall pay to the Bank a late charge of the greater of (a) 5% thereof or (b) $50.

                 g. General Provisions as to Repayment and Payment. Repayment of the principal amount of the Term Loan, payment of all interest owing pursuant to this Agreement in connection with the Term Loan and payment of all other amounts owing by the Borrower to the Bank pursuant to this Agreement in connection with the Term Loan shall be made in lawful money of the United States and in immediately available funds at the banking office of the Bank located at One M&T Plaza, Buffalo, New York, the banking office of the Bank located at 304 Thruway Mall, Cheektowaga, New York, or at such other office of the Bank as may at any time and from time to time be specified in any notice delivered, given or sent to the Borrower by the Bank. No such repayment or payment shall be deemed to have been received by the Bank until received by the Bank at the office of the Bank determined in accordance with the preceding sentence, and any such repayment or payment received by the Bank at such office after 2:00 P.M. on any day shall be deemed to have been received by the Bank at the time such office opens for business on the next business day of the Bank. If the time by which any of the principal amount of the Term Loan is to be repaid is extended by operation of law or otherwise, the Borrower shall pay interest on the outstanding portion thereof during such period of extension as provided in Section 3d of this Agreement.

         4. PREREQUISITES TO LOAN. The obligation of the Bank to make any Loan shall be conditioned upon the following:

                 a. No Default. (i) There not having occurred or existed at any time during the period beginning on the date of this Agreement and ending at the time such Loan is to be made, and there not existing at the time such Loan is to be made, any Event of Default or Potential Event of Default and
(ii) the Bank not believing in good faith that any Event of Default or Potential Event of Default has so occurred or existed or so exists;

                 b. Representations and Warranties. (i) Each representation and warranty made in this Agreement being true and correct as of all times during the period beginning on the date of this Agreement and ending at the time such Loan is to be made and as of the time such Loan is to be made,
(ii) each other representation and warranty made to





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the Bank by or on behalf of the Borrower or the Guarantor or any Other Obligor before the time such Loan is to be made being true and correct as of the date thereof, except to the extent updated in a certificate executed by the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and received by the Bank before the time such Loan is to be made, (iii) each financial statement provided to the Bank by or on behalf of the Borrower or the Guarantor or any Other Obligor before the time such Loan is to be made being true and correct as of the date thereof and (iv) the Bank not believing in good faith that (A) any such representation or warranty, except as so updated, was or is other than true and correct as of any such time, or as of such date, of determination of the truth and correctness thereof or (B) any such financial statement was other than true and correct as of the date thereof;

                 c. Proceedings. The Bank being satisfied as to each corporate or other proceeding in connection with any transaction contemplated by this Agreement;

                 d. Receipt by Bank Prior to Making of First Revolving Loan. The receipt by the Bank at or before the time the first Revolving Loan is to be made of the following, in form and substance satisfactory to the Bank:

                          i)      A Revolving Loan Note, appropriately
completed and duly executed by the Borrower;

                          ii)     A Continuing Guaranty (Corporation or
Partnership) appropriately completed and duly executed by C. H. Heist Corp., unlimited as to amount;

                          iii)    An opinion of Borins, Setel, Snitzer &
Brownstein, counsel to the Borrower;

                          iv)     A certificate executed by the President or a
Vice President of the Borrower and by the chief financial officer of the Borrower and stating that (A) there did not occur or exist at any time during the period beginning on the date of this Agreement and ending at the time such Loan is to be made, and there does not exist at the time such Loan is to be made, any Event of Default or Potential Event of Default and (B) each representation and warranty made in this Agreement was true and correct as of all times during the period beginning on the date of this Agreement and ending at the time such Loan is to be made and is true and correct as of the time such Loan is to be made except to the extent updated in a certificate executed by the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and received by the Bank before the time such Loan is to be made;

                          v)      Evidence that each of the Borrower and the
Guarantor is at the time such Loan is to be made (A) in good standing under the law of the jurisdiction in





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which it is incorporated and (B) duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which such qualification is necessary;

                          vi)     A copy of the certificate or articles of
incorporation or other charter document of each of the Borrower and the Guarantor certified by its Secretary to be complete and accurate at the time such Loan is to be made;

                          vii)    A copy of the by-laws or other organizational
document of each of the Borrower and the Guarantor certified by its Secretary to be complete and accurate at the time such Loan is to be made;

                          viii)   Evidence of the taking, and of the
continuation in full force and effect at the time such Loan is to be made, of each corporate or other action of the Borrower or of any other Person necessary to authorize the obtaining of such Loan by the Borrower and the execution, delivery to the Bank and performance of each Loan Document and the imposition or creation of each security interest, mortgage and other lien and encumbrance imposed or created pursuant to any Loan Document;

                          ix)     Evidence that each requirement contained in
any Loan Document with respect to insurance is being met at the time such Loan is to be made;

                          x)      Each additional writing required by any Loan
Document or deemed necessary or desirable by the Bank at the sole option of the Bank; and

                          xi)     Payment of all costs and expenses payable
pursuant to the first sentence of Section 9 of this Agreement at or before the time such Loan is to be made;

                 e. Receipt by Bank Prior to Making of Additional Revolving Loan. If such Loan is a Revolving Loan other than the first Revolving Loan, to the extent requested by the Bank, the receipt by the Bank at or before the time such loan is to be made of the items described in Section 4d of this Agreement, in form and substance satisfactory to the Bank; and

                 f. Receipt by Bank Prior to Making of Term Loan. If such Loan is the Term Loan, the receipt by the Bank at or before the time such Loan is to be made of the following, in form and substance satisfactory to the Bank;

                          i)      A Term Loan Note, appropriately completed and
duly executed by the Borrower; and

                          ii)     To the extent requested by the Bank, the
items described in clauses (ii) through (xi) of Section 4d of this Agreement.





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         5.      REPRESENTATIONS AND WARRANTIES. Except as fully and accurately described in Exhibit A attached to and made a part of this Agreement, the Borrower represents and warrants to the Bank as follows:

                 a. Use of Proceeds. The proceeds of each Revolving Loan will be used only for working capital of the Borrower or general corporate needs of the Borrower. The proceeds of the Term Loan will be used only to repay the outstanding principal amounts of Revolving Loans.

                 b. Good Standing; Qualification; Authority. Each of the Borrower and the Guarantor (i) is a corporation duly incorporated and organized, validly existing and in good standing under the law of the jurisdiction in which it is incorporated, (ii) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which such qualification is necessary, and (iii) has the power and authority to own each of its assets, to use each of its assets as now and as anticipated that such asset will hereafter be used and to conduct its business and operations as now and as anticipated that its business and operations will hereafter be conducted.

                 c. Control. There is no Person other than the Borrower and the Guarantor who or that, insofar as the Borrower or the Guarantor has knowledge or reason to know, has (i) Control over the Borrower or the Guarantor or (ii) the right pursuant to any agreement with any Person having such Control to acquire such Control.

                 d. Compliance. The present and anticipated conduct of the business and operations of the Borrower and the Guarantor, and the present and anticipated ownership and use of each asset of the Borrower and the Guarantor, and the present and anticipated use of each asset leased by the Borrower and the Guarantor as a lessee are in compliance in each material respect with each applicable Law. Each authorization, approval, permit, consent, franchise and license from, each registration and filing with, each declaration, report and notice to, and each other act by or relating to, any Person necessary for the present or anticipated conduct of the business or operations of the Borrower or the Guarantor, for the present or anticipated ownership or use of any asset of the Borrower or the Guarantor, or for the present or anticipated use of any asset leased by the Borrower or the Guarantor as a lessee has been duly obtained, made, given or done, and is in full force and effect. Each of the Borrower and the Guarantor is in compliance in each material respect with each such authorization, approval, permit, consent, franchise and license with respect to it, with its certificate or articles of incorporation or other charter document, with its by-laws or other organizational document and with each agreement and instrument to which it is a party or by which it or any of its assets is bound.

                 e.       Legality. The obtaining of each Loan by the Borrower
(i) is and will be in furtherance of the purposes of the Borrower and within the power and authority of the Borrower, (ii) does not and will not (A) violate, or result in any violation of, any Law or





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any judgment, order or award of any court, agency or other governmental authority or of any arbitrator or (B) violate, result in any violation of, constitute (whether immediately or after notice, after lapse of time or both notice and lapse of time) any default under, or result in or require the imposition or creation of any security interest in, or of any mortgage or other lien or encumbrance upon, any asset of the Borrower pursuant to, (I) the certificate or articles of incorporation or other charter document of the Borrower, (II) the by-laws or other organizational document of the Borrower,
(III) any shareholder agreement, voting trust or similar arrangement applicable to any of the outstanding shares of any class of stock of the Borrower, (IV) any resolution or other action of record of the shareholders or board of directors of the Borrower or (V) any agreement or instrument to which the Borrower is a party or by which the Borrower or any asset of the Borrower is bound, and (iii) have been duly authorized by each necessary action of the shareholders or board of directors of the Borrower. The execution, delivery to the Bank and performance of each Loan Document by each Person other than the Bank who or that is contemplated by such Loan Document as a party thereto, and the imposition or creation of each security interest, mortgage and other lien and encumbrance imposed or created pursuant thereto, (i) do not and will not
(A) violate, or result in any violation of, any Law or any judgment, order or award of any court, agency or other governmental authority or of any arbitrator or (B) violate, result in any violation of, constitute (whether immediately or after notice, after lapse of time or after both notice and lapse of time) any default under, or, other than pursuant to such Loan Document, result in or require the imposition or creation of any security interest in, or of any mortgage or other lien or encumbrance upon, any asset of such Person pursuant to, any agreement or instrument to which such Person is a party or by which such Person or any asset of such Person is bound, and (ii) if such Person is not an individual, (A) are and will be in furtherance of the purposes of such Person and within the power and authority of such Person, (B) do not and will not violate, result in any violation of, or result in or require the imposition or creation of any security interest in, or of any mortgage or other lien or encumbrance upon, any asset of such Person pursuant to, (I) any certificate or articles of incorporation, by-laws, partnership agreement, articles of association or other charter, organizational or governing document of such Person, (II) any shareholder agreement, voting trust or similar arrangement applicable to any of the outstanding shares of any class of stock of such Person or (III) any resolution or other action of record of any shareholders or members of such Person, of any board of directors or trustees of such Person or of any other Person responsible for governing such Person, and (C) have been duly authorized by each necessary action of any shareholders or members of such Person, of any board of directors or trustees of such Person or of any other Person responsible for governing such Person. Each authorization, approval, permit and consent from, each registration and filing with, each declaration and notice to, and each other act by or relating to, any Person required as a condition of the obtaining of any Loan by the Borrower, of the execution, delivery to the Bank or performance of any Loan Document by any Person other than the Bank or of the imposition or creation of any security interest, mortgage or other lien or encumbrance imposed or created pursuant to any Loan Document has been duly obtained, made, given or done, and is in full force and effect. Each Loan





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Document has been duly executed and delivered to the Bank by each Person other than the Bank who or that is contemplated by such Loan Document as a party thereto.

                 f. Fiscal Year. The fiscal year of the Borrower and the Guarantor is the year ending on the last Sunday in December.

                 g. Material Adverse Effects. Since December 25, 1994, there has not occurred or existed any event or condition that has had or (so far as the Borrower or the Guarantor can foresee) will or might have any Material Adverse Effect.

                 h. Tax Returns and Payments. Each of the Borrower and the Guarantor has duly (i) filed each tax return required to be filed by it and
(ii) paid or caused to be paid each tax, assessment, fee, charge, fine and penalty that has been imposed by any government or political subdivision upon it or upon any of its assets, income and franchises and has become due.

                 i. Indebtedness. Neither the Borrower nor the Guarantor has any indebtedness, liability or obligation (i) arising from the borrowing of money or from the deferral of the payment of the purchase price of any asset or
(ii) pursuant to any guaranty or other contingent obligation (including, but not limited to, any obligation to (A) maintain the net worth of any other Person, (B) purchase or otherwise acquire, or assume, any indebtedness, liability or obligation or (C) provide funds for or otherwise assure the payment of any indebtedness, liability or obligation, whether by means of any investment, by means of any sale or other disposition, or by means of any purchase or other acquisition, of any asset or service or otherwise), except for indebtedness, liabilities and obligations (I) to the Bank or (II) resulting from the endorsement in the ordinary course of business of any check or other negotiable instrument for deposit or for collection.

                 j. Pension Obligations. No Pension Plan was or is a multiemployer plan, as such term is defined in Section 3(37) of ERISA. The present value of all benefits vested under any Pension Plan does not exceed the value of the assets of such Pension Plan allocable to such vested benefits. Since September 2, 1974, (i) no Prohibited Transaction that could subject any Pension Plan to any tax or penalty imposed pursuant to the Internal Revenue Code or pursuant to ERISA has been engaged in by any Pension Plan, (ii) there has not occurred or existed with respect to any Pension Plan any Reportable Event, Accumulated Funding Deficiency or event or condition that, but for a waiver by the Internal Revenue Service, would constitute an Accumulated Funding Deficiency, that, after notice, after lapse of time or after both notice and lapse of time, will or might constitute a Reportable Event or that constituted or will or might constitute grounds for the institution by the Pension Benefit Guaranty Corporation of any proceeding under ERISA seeking the termination of such Pension Plan or the appointment of a trustee to administer such Pension Plan, (iii) no Pension Plan has been terminated, (iv) no trustee has been appointed by a United States District Court to administer any Pension Plan, (v) no proceeding seeking the termination of any Pension Plan or the appointment of a trustee to administer any Pension Plan has been instituted, and (vi) neither the Borrower nor the Guarantor has made any complete or partial withdrawal from any Pension Plan.

                 k. Assets: Liens and Encumbrances. Each of the Borrower and the Guarantor has good and marketable title to each asset it purports to own, and no such asset is subject to any security interest, mortgage or other lien or encumbrance, except for Permitted Liens.

                 1. Investments. Neither the Borrower nor the Guarantor has any investment (whether by means of any purchase or other acquisition of any security or interest, by means of any capital contribution or otherwise) in any other Person, except for Permitted Investments.

                 m. Loans. Neither the Borrower nor the Guarantor has made any loan, advance or other extension of credit with respect to which any sum is owing to it, except for Permitted Loans.

                 n. Judgments and Litigation. There is no outstanding judgment, order or award of any court, agency or other governmental authority or of any arbitrator, and no pending or threatened claim, audit or investigation, and no pending or threatened action or other legal proceeding, by or before any court, agency or other governmental authority or before any arbitrator, that (i) is against, or otherwise involves, the Borrower, the Guarantor, or any asset of the Borrower or the Guarantor, (ii) has had or (so far as the Borrower or the Guarantor can foresee) will or might have any Material Adverse Effect or (iii) renders invalid, or questions the validity of, any Loan Document or any action taken or to be taken pursuant to any Loan Document.

                 o. Transactions with Affiliates. There exists no agreement, arrangement, transaction or other dealing (including, but not limited to, the purchase, sale, lease, exchange or other acquisition or disposition of any asset and the rendering of any service) between the Borrower and any Affiliate, or between the Guarantor and any Affiliate, except for agreements, arrangements, transactions and other dealings in the ordinary course of business of the Borrower or the Guarantor upon fair and reasonable terms no less favorable to it than would apply in a comparable arm's length agreement, arrangement, transaction or other dealing with a Person who or that is not an Affiliate.

                 p. Default. There does not exist any Event of Default or Potential Event of Default.

                 q. Full Disclosure. Neither any Loan Document nor any certificate, financial statement or other writing heretofore provided to the Bank by or on behalf of the Borrower or the Guarantor or any Other Obligor contains any statement of fact that is incorrect or misleading in any material respect or omits to state any fact necessary to make any statement of fact contained therein not incorrect or misleading in any material respect. Neither the Borrower nor the Guarantor has failed to disclose to the Bank any fact that has had or (so far as the Borrower or the Guarantor can foresee) will or might have any Material Adverse Effect.

         6. AFFIRMATIVE COVENANTS. During the term of this Agreement, the Borrower shall do the following unless the prior written consent of the Bank to not doing so shall have been obtained by the Borrower:

                 a. Good Standing; Qualification. (i) Maintain its corporate existence in good standing and (ii) remain or become and remain duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which such qualification is or becomes necessary;

                 b. Compliance. (i) Conduct its business and operations, own and use each of its assets, and use each asset leased by it as a lessee in compliance in each material respect with each applicable Law, (ii) obtain. make, give or do, and maintain in full force and effect, each authorization, approval, permit, consent, franchise and license from, each registration and filing with, each declaration, report and notice to, and each other act by or relating to, any Person necessary for the conduct of its business or operations, for the ownership or use of any of its assets, or for the use of any asset leased by it as a lessee, and (iii) remain in compliance in each material respect with each such authorization, approval, permit, consent, franchise and license, with its certificate or articles of incorporation or other charter document, with its by-laws or other organizational document and with each agreement and instrument to which it is a party or by which it or any of its assets is bound;

                 c. Working Capital; Current Ratio. Assure that at all times (1) the consolidated net working capital of the Borrower is at least $2,000,000 and (ii) all consolidated current assets of the Borrower other than indebtedness, liabilities and obligations of any Affiliate are not less than 200% of all consolidated current liabilities of the Borrower other than indebtedness, liabilities and obligations of the Borrower that are fully subordinated pursuant to a subordination agreement in form and substance satisfactory to the Bank to all indebtedness, liabilities and obligations of the Borrower to the Bank;

                 d. Net Worth; Liabilities. Assure that at all times (i) the consolidated tangible net worth of the Borrower is at least $3,000,000 and
(ii) all consolidated liabilities of the Borrower other than indebtedness, liabilities and obligations of the Borrower that are fully subordinated pursuant to a subordination agreement in form and substance satisfactory to the Bank to all indebtedness, liabilities and obligations of the Borrower to the Bank do not exceed 250% of such consolidated tangible net worth;

                 e. Accounting; Reserves; Tax Returns. (i) Maintain a system of accounting established and administered in accordance with generally accepted accounting principles, (ii) establish each reserve it is required by generally accepted accounting principles to establish and (iii) File each tax return it is required to file;

                 f.       Financial and Other Information. Provide to the Bank
(i) as soon as available, (A) each financial statement, report, notice and proxy statement sent or made available by the Borrower or the Guarantor to holders of its stock generally, (B) each periodic or special report, registration statement, prospectus and other written communication other than a transmittal letter filed by the Borrower or the Guarantor with, and each written communication received by the Borrower or the Guarantor from, any securities exchange or the Securities and Exchange Commission, (C) each annual report relating to any Pension Plan and filed with the Internal Revenue Service, with the Department of Labor or with the Pension Benefit Guaranty Corporation and (D) each press release and other statement made available by the Borrower or the Guarantor to the public generally and relating to the business, operations, assets, affairs or condition (financial or other) of the Borrower or the Guarantor and (ii) promptly upon the request of the Bank, all additional information relating to the Borrower, to the Guarantor, or to the business, operations, assets, affairs or condition (financial or other) of the Borrower or the Guarantor that is so requested;

                 g. Payment of Certain Indebtedness. Pay, before the end of any applicable grace period, each tax, assessment, fee, charge, fine and penalty imposed by any government or political subdivision upon it or upon any of its assets, income and franchises and each claim and demand of any materialman, mechanic, carrier, warehouseman, garageman or landlord against it; provided, however, that no such tax, assessment, fee, charge, fine, penalty, claim or demand shall be required to be so paid so long as (i) the validity thereof is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, (ii) adequate reserves have been appropriately established therefor, (iii) the execution or other enforcement of any lien resulting therefrom is effectively stayed and (iv) the nonpayment thereof does not have any Material Adverse Effect;

                 h. Maintenance of Title and Assets; Insurance. (i) At all times maintain good and marketable title to each asset it purports to own,
(ii) at all times maintain each of its tangible assets in good working order and condition, (iii) at any time and from time to time make each replacement of any of its tangible assets necessary or desirable for the conduct of its business or operations, (iv) at all times keep each of its insurable tangible assets insured with financially sound and reputable insurance carriers against fire and other hazards to which extended coverage applies in such manner and to the extent that the amount of insurance carried on such asset shall be adequate, taking into account such factors as the probability of loss of such asset, the value of such asset and the cost to the Borrower of such insurance, and (v) at all times keep adequately insured with financially sound and reputable insurance carriers against business interruption and against liability on account of damage to any Person or asset or pursuant to any applicable workers' compensation law;

                 i. Inspections. Upon the request of the Bank, promptly permit each officer, employee, accountant, attorney and other agent of the Bank to (i) visit and inspect each of the premises of the Borrower, (ii) examine, audit, copy and extract each record of the Borrower, and (iii) discuss the business, operations. assets, affairs and condition (financial or other) of the Borrower with each responsible officer of the Borrower and with each independent accountant of the Borrower;

                 j. Pension Obligations. (i) Immediately upon acquiring knowledge or reason to know of the occurrence or existence with respect to any Pension Plan of any Prohibited Transaction, Reportable Event, Accumulated Funding Deficiency or event or condition that, but for a waiver by the Internal Revenue Service, would constitute an Accumulated Funding Deficiency, that, after notice, after lapse of time or after both notice and lapse of time, will or might constitute a Reportable Event or that constitutes or will or might constitute grounds for the initiation by the Pension Benefit Guaranty Corporation of any proceeding under ERISA seeking the termination of such Pension Plan or the appointment of a trustee to administer such Pension Plan, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and specifying the nature of such Prohibited Transaction, Reportable Event, Accumulated Funding Deficiency, event or condition, what action the Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, by the Department of Labor or by the Pension Benefit Guaranty Corporation with respect thereto and (ii) immediately upon acquiring knowledge or reason to know of (A) the institution by the Pension Benefit Guaranty Corporation or by any other Person of any proceeding under ERISA seeking the termination of any Pension Plan or the appointment of a trustee to administer any Pension Plan or (B) the complete or partial withdrawal or proposed complete or partial withdrawal by the Borrower from any Pension Plan, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and describing such proceeding, withdrawal or proposed withdrawal;

                 k. Changes in Management, Ownership and Control. Immediately upon acquiring knowledge or reason to know of any change in the identity of the Chairman, President or chief executive officer of the Borrower or the Guarantor, in the beneficial ownership of any stock of the Borrower or the Guarantor by any Person having Control of the Borrower or the Guarantor or in Control of the Borrower or the Guarantor, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and specifying such change;

                 1. Judgments. Immediately upon acquiring knowledge or reason to know of any judgment, order or award of any court, agency or other governmental authority or of any arbitrator that (i) is against, or otherwise involves, the Borrower, the Guarantor, or any asset of the Borrower or the Guarantor, (ii) has or (so far as the Borrower or the Guarantor can foresee) will or might have any Material Adverse Effect or (iii) renders invalid any Loan Document or any action taken or to be taken pursuant to any Loan Document, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and specifying the nature of such judgment, order or award and what action the Borrower has taken, is taking or proposes to take with respect thereto;

                 m. Litigation. (i) Immediately upon acquiring knowledge or reason to know of the commencement or threat of any claim, audit or investigation, or of the commencement or threat of any action or other legal proceeding, by or before any court, agency or other governmental authority or before any arbitrator that (A) is against, or otherwise involves, the Borrower, the Guarantor, or any asset of the Borrower or the Guarantor and (I) either involves in excess of an amount equal to 20% of the consolidated tangible net worth of the Borrower at the end of the most recent fiscal year of the Borrower ending before the fiscal year of the Borrower during which such knowledge or reason to know is acquired or results in excess of such amount in the aggregate for the Borrower and the Guarantor being involved in all claims, audits and investigations, and in all actions and other legal proceedings, by or before any court, agency or other governmental authority or before any arbitrator against, or otherwise involving, the Borrower, the Guarantor, or any asset of the Borrower or the Guarantor or (II) seeks injunctive or similar relief, (B) has or (so far as the Borrower or the Guarantor can foresee) will or might have any Material Adverse Effect or (C) questions the validity of any Loan Document or of any action taken or to be taken pursuant to any Loan Document, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and specifying the nature of such claim, audit or investigation or of such action or other legal proceeding and what action the Borrower has taken, is taking or proposes to take with respect thereto and (ii) immediately upon acquiring knowledge or reason to know of any development with respect to any claim, audit, investigation, action or other legal proceeding theretofore disclosed by the Borrower to the Bank that has or (so far as the Borrower or the Guarantor can foresee) will or might have any Material Adverse Effect, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and specifying the nature of such development and what action the Borrower has taken, is taking or proposes to take with respect thereto;

                 n. Liens and Encumbrances. Immediately upon acquiring knowledge or reason to know that any asset of the Borrower or the Guarantor has or may become subject to any security interest, mortgage or other lien or encumbrance other than Permitted Liens, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and specifying the nature of such security interest, mortgage or other lien or encumbrance and what action the Borrower has taken, is taking or proposes to take with respect thereto;

                 o. Defaults and Material Adverse Effects. Immediately upon acquiring knowledge or reason to know of the occurrence or existence of
(i) any Event of Default or Potential Event of Default or (ii) any event or condition that has or (so far as the Borrower or the Grantor can foresee) will or might have any Material Adverse Effect, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and specifying the nature of such Event of Default, Potential Event of Default, event or condition, the date of occurrence or period of existence thereof and what action the Borrower has taken, is taking or proposes to take with respect thereto; and

                 p. Further Actions. Promptly upon the request of the Bank, execute and deliver, or cause to be executed and delivered, each writing, and take, or cause to be taken, each other action, that the Bank shall deem necessary or desirable at the sole option of the Bank in connection with any transaction contemplated by any Loan Document.

         7. NEGATIVE COVENANTS. During the term of this Agreement, the Borrower shall not, without the prior written consent of the Bank, do, attempt to do, or agree or otherwise incur, assume or have any obligation to do, any of the following:

                 a.       Fiscal Year. Change its fiscal year;

                 b. Indebtedness. Create, incur, assume or have any indebtedness, liability or obligation (i) arising from the borrowing of money or from the deferral of the payment of the purchase price of any asset or (ii) pursuant to any guaranty or other contingent obligation (including, but not limited to, any obligation to (A) maintain the net worth of any other Person,
(B) purchase or otherwise acquire, or assume, any indebtedness, liability or obligation or (C) provide funds for or otherwise assure the payment of any indebtedness, liability or obligation, whether by means of any investment, by means of any sale of other disposition, or by means of any purchase or other acquisition, of any asset or service or otherwise), except for indebtedness, liabilities and obligations (I) to the Bank, (II) resulting from the endorsement in the ordinary course of business of any check or other negotiable instrument for deposit or for collection or (III) fully and accurately described in Exhibit A attached to and made a part of this Agreement;

                 c. Pension Obligations. (i) Engage in any Prohibited Transaction with respect to any Pension Plan, (ii) permit to occur or exist with respect to any Pension Plan any Accumulated Funding Deficiency or evenly or condition that, but for a waiver by the Internal Revenue Service, would constitute an Accumulated Funding Deficiency or that constitutes or will or might constitute grounds for the institution by the Pension Benefit Guaranty Corporation of any proceeding under ERISA seeking the termination of such Pension Plan or the appointment of a trustee to administer such Pension Plan,
(iii) make any complete or partial withdrawal from any Pension Plan, (iv) fail to make to any Pension Plan any contribution that it is required to make, whether to meet any minimum funding standard under ERISA or any requirement of such Pension Plan or otherwise, or (v) terminate any Pension Plan in any manner, or otherwise take or omit to take any action with respect to any Pension Plan, that would or might result in the imposition of any lien upon any asset of the Borrower pursuant to ERISA;

                 d. Liens. Cause or permit, whether upon the happening of any contingency or otherwise, any of its assets to be subject to any security interest, mortgage or other lien or encumbrance, except for Permitted Liens;

                 e. Investments. Make any investment (whether by means of any purchase or other acquisition of any security or interest, by means of any capital contribution or otherwise) in any Person, except for Permitted Investments;

                 f. Loans. Make any loan, advance or other extension of credit, except for Permitted Loans;

                 g. Transactions with Affiliates. In the ordinary course of its business or otherwise, enter into, assume or permit to exist any agreement, arrangement, transaction or other dealing (including, but not limited to, the purchase, sale, lease, exchange or other acquisition or disposition of any asset and the rendering of any service) between it and any Affiliate or otherwise deal with any Affiliate, except for (i) reasonable compensation for services actually performed, (ii) advances made in the ordinary course of its business to any Affiliate who is one of its officers and employees for out-of-pocket expenses incurred by such Affiliate on its behalf in the conduct of its business or operations and (iii) agreements, arrangements, transactions and other dealings in the ordinary course of its business upon fair and reasonable terms no less favorable to it than would apply in a comparable arm's-length agreement, arrangement, transaction or other dealing with a Person who or that is not an Affiliate;

                 h. Distributions. Declare, pay or make any Distribution, except for (i) cash dividends paid by the Borrower that do not exceed $1,000,000 in the aggregate in any fiscal year of the Borrower, and (ii) dividends payable solely in any of its stock;

                 i. Corporate Changes. (i) Assign, sell or otherwise transfer or Dispose of all or substantially all of its assets, (ii) participate in any merger, consolidation or other absorption, (iii) acquire all or substantially all of the assets of any other Person, (iv) do business under or otherwise use any name other than its true name, (v) make any election, or terminate or permit to be revoked any election made by it, pursuant to Subchapter S of the Internal Revenue Code or (vi) make any change in its corporate or business structure, in any of its business objectives and purposes or in its business or operations that would or might have any Material Adverse Effect;

                 j. Sale of Receivables. Assign, sell or otherwise transfer or dispose of any of its notes receivable, accounts receivable and chattel paper, whether with or without recourse;

                 k. Full Disclosure. Provide to Bank, or permit to be provided to the Bank on its behalf, any certificate, financial statement or other writing that contains any statement of fact that is incorrect or misleading in any material respect or omits to state any fact necessary to make any statement of fact contained therein not incorrect or misleading in any material respect.

         8. INDEBTEDNESS IMMEDIATELY DUE. Upon or at any time or from time to time after the occurrence or existence of any Event of Default other than an Event of Default described in clause (vii) of Section 11h of this Agreement, the outstanding principal amount of each Loan, all interest owing pursuant to this Agreement and remaining unpaid and all other amounts owing by the Borrower to the Bank pursuant to this Agreement and remaining unpaid shall, at the sole option of the Bank and without any notice, demand, presentment or protest of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by the Borrower), become immediately due. Upon the occurrence or existence of any Event of Default described in such clause (vii), such outstanding principal amount, all such interest and all such other amounts shall, without any notice, demand, presentment or protest of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by the Borrower), automatically become immediately due.

         9. EXPENSES; INDEMNIFICATION. The Borrower shall pay to the Bank on demand each cost and expense (including, but not limited to, the reasonable fees and disbursements of counsel to the Bank) incurred by the Bank in connection with (a) the preparation of, entry into or performance of any Loan Document, whether or not any Loan is made, or (b) any modification of, or any release, consent or waiver relating to, any Loan Document, whether or not such modification, release, consent or waiver becomes effective. In addition, the Borrower shall pay to the Bank on demand each cost and expense (including, but not limited to, the reasonable fees and disbursements of counsel to the Bank, whether retained for advice, for litigation or for any other purpose) incurred by the Bank in endeavoring to (a) collect any of the outstanding principal amount of any Loan, any interest owing pursuant to this Agreement and remaining unpaid or any other amount owing by the Borrower to the Bank pursuant to this Agreement and remaining unpaid, (b) preserve or exercise any right or remedy of the Bank relating to, enforce or realize upon any guaranty, endorsement, subordination, collateral or other security or assurance of payment now or hereafter directly or indirectly securing the repayment or payment of, or otherwise now or hereafter directly or indirectly applicable to, any of such outstanding principal amount, any such interest or any such other amount, (c) preserve or exercise any right or remedy of the Bank pursuant to any Loan Document or (d) defend against any claim, regardless of the basis or outcome thereof, asserted against the Bank as a direct or indirect result of the entry into any Loan Document, except for any claim for any tax imposed by any government or political subdivision upon any income of the Bank or for any interest or penalty relating to any such tax.

         10.     GENERAL.

                 a. Term; Survival. The term of this Agreement shall be until the principal amount of each Loan, all interest owing pursuant to this Agreement and all other amounts owing by the Borrower to the Bank pursuant to this Agreement have been fully, finally and irrevocably repaid, paid or otherwise discharged. The obligation of the Borrower to pay liabilities, costs and expenses described in Section 9 of this Agreement shall survive beyond the term of this Agreement.

                 b. Survival; Reliance. Each representation, warranty, covenant and agreement contained in this Agreement shall survive the making of each Loan and the execution and delivery to the Bank of each Loan Document, and shall continue in full force and effect during the term of this Agreement. Each such representation, warranty, covenant and agreement shall be presumed to have been relied upon by the Bank regardless of any investigation made or not made, or any information possessed or not possessed, by the Bank.

                 c. Cumulative Nature, Nonexclusive Exercise and Waivers of Rights and Remedies. All rights and remedies of the Bank pursuant to this Agreement or otherwise shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy. For example, all rights and remedies of the Bank pursuant to Section 8 of this Agreement shall be in addition to all other rights and remedies of the Bank, whether pursuant to any Loan Document or pursuant to applicable law. No single or partial exercise by the Bank of any such right or remedy shall preclude any other or further exercise thereof, or any exercise of any other such right or remedy, by the Bank. No course of dealing or other conduct heretofore pursued, accepted or acquiesced in, no course of performance or other conduct hereafter pursued, accepted or acquiesced in, no oral or written agreement or representation heretofore made, and no oral agreement or representation hereafter made, by or on behalf of the Bank, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall operate as a waiver of any such right or remedy. No delay by the Bank in exercising any such right or remedy, whether or not relied or acted upon, shall operate as a waiver thereof or of any other such right or remedy. No notice or demand of any kind, and no attempted but unsuccessful notice or demand of any kind, by the Bank prior to exercising any such right or remedy on any one occasion, whether or not relied or acted upon, shall operate as a waiver of any right of the Bank to exercise the same or any other such right or remedy on such or any future occasion without any notice or demand of any kind. No waiver by the Bank of any such right or remedy shall be effective unless made in a writing duly executed by the Bank and specifically referring to such waiver. No waiver by the Bank on any one occasion of any such right or remedy shall operate as a waiver thereof or of any other such right or remedy on any future occasion.

                 d. Entire Agreement. This Agreement contains the entire agreement between the Bank and the Borrower with respect to the subject matter of this Agreement, and supersedes each course of dealing or other conduct heretofore pursued, accepted or acquiesced in, and each oral or written agreement and representation heretofore made, by or on behalf of the Bank with respect thereto, whether or not relied or acted upon. No course of performance or other conduct hereafter pursued, accepted or acquiesced in, and no oral agreement or representation hereafter made, by or on behalf of the Bank, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall modify or terminate this Agreement or impair or otherwise affect any indebtedness, liability or obligation of the Borrower pursuant to this Agreement or any right or remedy of the Bank pursuant to this Agreement or otherwise. No modification or termination of this Agreement shall be effective unless made in a writing duly executed by the Bank and specifically referring to each provision of this Agreement being modified or to such termination.

                 e. Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal law of the State of New York, without regard to principles of conflict of laws.

                 f. Notices to Borrower. Each notice to, each demand upon, and each other communication to, the Borrower by the Bank relating to this Agreement may be (i) delivered in person in writing, (ii) delivered in person orally with a subsequent confirmation sent by mail, by facsimile, by telex, by telegram or by mailgram, (iii) given by telephone with a subsequent confirmation sent by mail, by facsimile, by telex, by telegram or by mailgram or (iv) sent by mail, by facsimile, by telex, by telegram or by mailgram. Each such notice, demand and other communication delivered in person orally or given by telephone shall be deemed to have been delivered or given when so communicated. Each such notice, demand, confirmation and other communication sent by mail, by facsimile, by telex, by telegram or by mailgram shall be directed to the Borrower at the address of the only place of business or chief executive office of the Borrower shown at the beginning of this Agreement or at such other address as may at any time and from time to time be specified in any notice delivered or sent to the Bank by the Borrower. Each such notice, demand, confirmation and other communication shall be deemed to have been sent (i) if sent by mail, when deposited in the mail, first class or certified postage prepaid, or when delivered to any post office for sending by registered mail, directed to the Borrower at the address determined in accordance with the preceding senunce or (ii) if sent by facsimile, by telex, by telegram or by mailgram, when delivered to any facsimile or telex operator or telegraph or mailgram office directed to the Borrower at the address determined in accordance with the preceding sentence.

                 g. Notices to Bank. Each notice to, each demand upon, and each other communication to, the Bank by the Borrower relating to this Agreement shall specifically refer to this Agreement, and shall be delivered in person in writing or sent by registered mail directed to the Bank at One Fountain Plaza, Buffalo, New York 14203-1495, Attention: Western New York Commercial Banking Department, or at such other address as may at any time and from time to time be specified in any notice delivered, given or sent to the Borrower by the Bank. Each such notice, demand and other communication shall be deemed to have been delivered or sent only when actually received by an officer of the Bank at the address determined in accordance with the preceding sentence.

                 h. Assignments and Participation. This Agreement shall inure to the benefit of, and be enforceable by, the Bank, each successor of the Bank and each assignee of any of the rights and remedies of the Bank pursuant to this Agreement, and shall be binding upon the Borrower, upon each successor of the Borrower and upon each assignee of any of the rights of the Borrower pursuant to this Agreement; provided, however, the Borrower shall not assign or otherwise transfer any of the rights of the Borrower pursuant to this Agreement without the prior written consent of the Bank, and any such assignment or other transfer without such prior written consent shall be void. No consent by the Bank to any such assignment or other transfer shall release the Borrower from any indebtedness, liability or obligation of the Borrower pursuant to this Agreement. The Bank shall have the right to assign or otherwise transfer, or to grant any participation in, any indebtedness, liability or obligation of the Borrower to the Bank pursuant to this Agreement or any of the rights and remedies of the Bank pursuant to this Agreement.

                 i. Requests. Each request of the Bank pursuant to this Agreement may be made (i) at any time and from time to time, (ii) at the sole option of the Bank and (iii) whether or not any Event of Default or Potential Event of Default has occurred or existed.

                 j. Right of Setoff. Upon and at any time and from time to time after the occurrence or existence of any Event of Default, (i) the Bank shall have the right, at the sole option of the Bank and without any notice or demand of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by the Borrower), other than any notice required by applicable law (including, but not limited to, any notice required by Section 9-g of the New York Banking Law), to set off against the outstanding principal amount of each Loan, against all interest owing pursuant to this Agreement and remaining unpaid and against all other amounts owing by the Borrower to the Bank pursuant to this Agreement and remaining unpaid each indebtedness of the Bank in any capacity to the Borrower in any capacity, whether alone or otherwise and whether or not then due, (including, but not limited to, any such indebtedness arising as a direct or indirect result of any deposit account, whether evidenced by a certificate of deposit or otherwise), and (ii) each holder of any participation in any unpaid indebtedness of the Borrower to the Bank pursuant to this Agreement shall have the right, at the sole option of such holder and without any notice or demand of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by Borrower), to set off against such unpaid indebtedness, to the extent of such holder's participation in such unpaid indebtedness, each indebtedness of such holder in any capacity to the Borrower in any capacity, whether alone or otherwise and whether or not then due, (including, but not limited to, any such indebtedness arising as a direct or indirect result of any deposit account, whether evidenced by a certificate of deposit or otherwise). Each exercise of such right by the Bank or by such holder shall be deemed to be immediately effective at the time the Bank or such holder opts therefor even though evidence thereof is not entered on the records of the Bank or of such holder until later.

                 k. Invalidity. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If, however, any such provision shall be prohibited by or invalid under such law, it shall be deemed modified to conform to the minimum requirements of such law, or, if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof or any other such provision being prohibited or invalid.

                 l. Directly or Indirectly. Any provision of this Agreement that prohibits or has the effect of prohibiting the Borrower or the Guarantor from taking any action shall be construed to prohibit it from taking such action directly or indirectly.

                 m. Accounting Terms and Computations. Each accounting term used in this Agreement shall be construed as of any time in accordance with generally accepted accounting principles as in effect at such time. Each accounting computation that this Agreement requires to be made as of any time shall be made in accordance with such principles as in effect at such time, except where such principles are incompatible with any requirement of this Agreement.

                 n. Reference to Law. Any reference in this Agreement to any Law shall be deemed to be as of any time a reference to such Law as in effect at such time or, if such Law is not in effect at such time, a reference to any similar Law in effect at such time.

                 o. Reference to Governmental Authority. Any reference in this Agreement to any court, agency or other governmental authority shall be deemed to be as of any time after such court, agency or other governmental authority ceases to exist a reference to the successor of such court, agency or other governmental authority at such time.

                 p. Headings. In this Agreement, headings of sections are for convenience of reference only, and are not of substantive effect.

         11.     DEFINITIONS. For purposes of this Agreement:

                 a. Accumulated Funding Deficiency. "Accumulated Funding Deficiency" has the meaning given to such term in Section 412(a) of the Internal Revenue Code.

                 b. Affiliate. "Affiliate" means, other than the Guarantor, (i) any Person who or that now or hereafter has Control of, or is now or hereafter under common Control with, the Borrower or the Guarantor or over whom or over which the Borrower or the Guarantor now or hereafter has Control, (ii) any Person who is now or hereafter related by blood, by adoption or by marriage to any Person referred to in clause (i) of this sentence or now or hereafter resides in the same home as any such Person, (iii) any Person who is now or hereafter a director or officer of the Borrower or the Guarantor, or (iv) any Person who is now or hereafter related by blood, by adoption or by marriage to any Person referred to in clause (iii) of this sentence or now or hereafter resides in the same home as any such Person or over whom or over which any such Person now or hereafter has Control.

                 c. Bankruptcy Law. "Bankruptcy Law" means any bankruptcy or insolvency Law or any other Law relating to the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization.

                 d. Bank's Prime Rate. "Bank's Prime Rate" means the rate announced by the Bank as its prime rate of interest.

                 e. Control. "Control" means, with respect to any Person, whether direct or indirect, (i) if such Person is a corporation, the power to vote 5% or more of the outstanding shares of any class of stock of such Person ordinarily having the power to vote for the election of directors of such Person, (ii) the beneficial ownership of 5% or more of the outstanding shares of any class of stock of such Person or of 5% or more of any other ownership interest in such Person or (iii) the power to direct or cause the direction of the management and policies of such Person, whether by ownership of any stock or other ownership interest, by agreement or otherwise.

                 f. Distribution. "Distribution" means, with respect to any corporation, (i) any dividend or other distribution, whether in cash or in the form of any other asset, on account of any of its stock or (ii) any payment on account of the purchase, redemption, retirement or other acquisition of any of its stock.

                 g. ERISA "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 h. Event of Default. An "Event of Default" occurs or exists if (i) the Borrower defaults in the repayment when due of any of the principal amount of any Loan or in the payment when due of any interest owing pursuant to this Agreement or of any other amount owing by the Borrower to the Bank pursuant to this Agreement, (ii) the Borrower, the Guarantor or any Other Obligor defaults in the payment when due, whether by acceleration or otherwise, of any sum, whether payable for principal, for interest or otherwise and whether the obligation to make payment thereof now exists or hereafter arises, that is now or hereafter owing by him, her or it to the Bank not pursuant to this Agreement, the maturity of any such sum is accelerated or there occurs or exists any event or condition that permits, or, after notice, after lapse of time or after both notice and lapse of time, would permit, the acceleration of the maturity of any such sum, (iii) the Borrower, the Guarantor or any Other Obligor defaults in the payment when due, whether by acceleration or otherwise, of any sum, whether payable for principal, for interest or otherwise and whether the obligation to make payment thereof now exists or hereafter arises, that is now or hereafter owing by him, her or it to any Person other than the Bank other than that the nonpayment of which is permitted by Section 6g of this Agreement, the maturity of any such sum is accelerated or there occurs or exists any event or condition that permits, or, after notice, after lapse of time or after both notice and lapse of time, would permit, the acceleration of the maturity of any such sum, (iv) the Borrower defaults in the performance when due of any obligation owing by it to the Bank pursuant to this Agreement other than an obligation to pay money, (v) the Borrower, the Guarantor or any Other Obligor defaults in the performance when due of any obligation, whether now existing or hereafter arising, that is now or hereafter owing by him, her or it to the Bank or to any other Person not pursuant to this Agreement other than an obligation to pay money or there occurs or exists any event or condition that constitutes, or, after notice, after lapse of time or after both notice and lapse of time, would constitute, any default with respect to any such obligation, (vi) the Borrower, the Guarantor or any Other Obligor is dissolved, ceases to exist, participates or agrees to participate in any merger, consolidation or other absorption, assigns, sells or otherwise transfers or disposes of all or substantially all of his, her or its assets, makes or permits what might be fraudulent transfer or fraudulent conveyance of any of his, her or its assets, makes any bulk sale, sends any notice of any intended bulk sale, dies, becomes incompetent or insolvent (however such insolvency is evidenced), generally fails to pay his, her or its debts as they become due, fails to pay, withhold or collect any tax as required by any Law, suspends or ceases his, her or its present business, has served or filed against him, her or it or against any of his, her or its assets any attachment, levy, tax, lien, warrant or similar lien other than a Permitted Lien or has entered against him, her or it or against any of his, her or its assets any judgment, order or award of any court, agency or other governmental authority or of any arbitrator, (vii) the Borrower has any receiver, trustee, liquidator, sequestrator or custodian of it or of any of its assets appointed (whether with or without its consent), makes any assignment for the benefit of creditors or commences or has commenced against it any case or other proceeding pursuant to any Bankruptcy Law or any formal or informal proceeding for the dissolution, liquidation or winding up of the affairs of, or for the settlement of claims against it, (viii) the Guarantor or any Other Obligor has any receiver, trustee, liquidator, sequestrator or custodian of him, her or it or of any of his, her or its assets appointed (whether with or without his, her or its consent), makes any assignment for the benefit of creditors or commences or has commenced against him, her or it any case or other proceeding pursuant to any Bankruptcy Law or any formal or informal proceeding for the dissolution, liquidation or winding up of the affairs of, or for the settlement of claims against, him, her or it, (ix) any representation or warranty made in this Agreement proves, as of any time during the period beginning on the date of this Agreement and ending at the time any Loan is made or as of the time any loan is made, to have been incorrect or misleading in any material respect, except to the extent updated in a certificate executed by the President or a Vice President of the Borrower or by the chief financial officer of the Borrower and received by the Bank, (x) any representation or warranty heretofore or hereafter made, or any financial statement heretofore or hereafter provided, to the Bank by or on behalf of the Borrower or by or on behalf of the Guarantor or any Other Obligor proves, as of the date of such representation, warranty or financial statement, to have been incorrect or misleading in any material respect or, if a financial statement, to have omitted any substantial contingent or unliquidated liability of, or any substantial claim against, him, her or it or there occurred, and was not disclosed to the Bank, before the delivery to the Bank of this Agreement by the Borrower any material adverse change in any information disclosed in any such representation or warranty theretofore so made or in any such financial statement theretofore so provided,
(xi) there occurs or exists with respect to any Pension Plan any Prohibited Transaction, Reportable Event or other event or condition that, in the opinion of the Bank, constitutes or will or might constitute grounds for the institution by the Pension Benefit Guaranty Corporation of any proceeding under ERISA seeking the termination of such Pension Plan or the appointment of a trustee to administer such Pension Plan, the Pension Benefit Guaranty Corporation institutes any proceeding under ERISA seeking the termination of any Pension Plan or the appointment of a trustee to administer any Pension Plan, any Person other than the Pension Benefit Guaranty Corporation institutes any proceeding under ERISA seeking the termination of any Pension Plan or the appointment of a trustee to administer any Pension Plan that is, in the opinion of the Bank, likely to result in the termination of such Pension Plan, any trustee is appointed by a United Stales District Court to administer any Pension Plan, any Pension Plan is terminated or there are vested unfunded liabilities under any Pension Plan that, in the opinion of the Bank, have or will or might have any Material Adverse Effect or (xii) there occurs any change in the identity of the Chairman, President or chief executive officer of the Borrower or the Guarantor, in the beneficial ownership of any stock of the Borrower or the Guarantor by any Person having Control of the Borrower or the Guarantor or in Control of the Borrower or the Guarantor that is, in the opinion of the Bank, materially adverse to its interest and is not corrected to its full satisfaction within thirty days after it delivers, gives or sends to the Borrower a notice that it considers such change materially adverse to its interest.

                 i. Guarantor. "Guarantor" means C.H. Heist Corp., a New York business corporation having its chief executive office at 810 North Belcher Road, Clearwater, Florida 34625.

                 j. Interest Period. "Interest Period" means any seven-day period beginning on Monday and ending on the following Sunday.

                 k. Internal Revenue Code. "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

                 l. Law. "Law" means any statute, ordinance, regulation, rule, interpretation, decision, guideline or other requirement enacted or issued by any court, agency or other governmental authority.

                 m.       Loan. "Loan" means any Revolving Loan or the Term
Loan.

                 n. Loan Document. "Loan Document" means this Agreement or any other agreement or instrument referred to in Section 4d, 4e or 4f of this Agreement.

                 o. Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the ability of the Borrower to repay when due any of the principal amount of the Loan or to pay when due any interest owing to the Bank pursuant to this Agreement or any other amount owing by the Borrower to the Bank pursuant to this Agreement, (ii) the ability of the Borrower or the Guarantor to perform when due any obligation pursuant to any Loan Document or (iii) the Borrower, the Guarantor, or the business, operations, assets, affairs or condition (financial or other) of the Borrower or the Guarantor.

                 p. Other Obligor. "Other Obligor" means, other than the Borrower, the Guarantor, any Person (i) who or that, whether as a maker, drawer, acceptor, endorser, guarantor, surety or accommodation party or otherwise, is now or hereafter directly or indirectly liable for the payment of any indebtedness, liability or obligation of the Borrower to the Bank, whether now existing or hereafter arising, or (ii) any asset of whom or of which now or hereafter directly or indirectly secures the payment of any such indebtedness, liability or obligation.

                 q. Pension Plan. "Pension Plan" means (i) any pension plan, as such term is defined in Section 3(2) of ERISA, that (A) has heretofore been or is hereafter established or maintained by the Borrower or by any other Person that is, together with the Borrower, a member of a controlled group of corporations for purposes of Section 414(b) of the Internal Revenue Code or is under common control with the Borrower for purposes of Section 414(c) of the Internal Revenue Code, (B) to which contributions have heretofore been or are hereafter made by the Borrower or by any such other Person or (C) to which the Borrower or any such other Person has heretofore agreed or hereafter agrees or otherwise has heretofore incurred or hereafter incurs any obligation to make contributions or (ii) any trust heretofore or hereafter created under any such pension plan.

                 r. Permitted Investment. "Permitted Investment" means any investment by the Borrower or the Guarantor in (i) any readily marketable direct obligation of the United States maturing within one year after the date of its acquisition thereof, (ii) any time deposit maturing within one year after the date of its acquisition thereof and issued by any banking institution that is incorporated under any statute of the United States or of any state of the United States and has a combined capital and surplus of not less than $50,000,000, (iii) any demand or savings deposit with any such banking institution, or (iv) any security fully and accurately described in Exhibit A attached to and made a part of this Agreement.

                 s. Permitted Lien. "Permitted Lien" means (i) any lease of any asset by the Borrower or the Guarantor as a lessor in the ordinary course of its business and without interference with the conduct of its business or operations, (ii) any pledge or deposit made by the Borrower or the Guarantor in the ordinary course of its business (A) in connection with any workers' compensation, unemployment insurance, social security or similar Law or (B) to secure the payment of any indebtedness, liability or obligation in connection with any letter of credit, bid, tender, trade or government contract, lease, survey, appeal or performance bond or Law, or of any similar indebtedness, liability or obligation, not incurred in connection with the borrowing of any money or in connection with the deferral of the payment of the purchase price of any asset, (iii) any attachment, levy or similar lien with respect to the Borrower or the Guarantor arising in connection with any action or other legal proceeding so long as (A) the validity of the claim or judgment secured thereby is being contested in good faith by appropriate proceedings promptly undiluted and diligently conducted, (B) adequate reserves have been appropriately established for such claim or judgment, (C) the execution or the enforcement of such attachment, levy or similar lien is effectively stayed and
(D) neither such claim or judgment nor such attachment, levy or similar lien has any Material Adverse Effect, (iv) any statutory lien in favor of the United States for any amount paid to the Borrower or the Guarantor as a progress payment pursuant to any government contract, (v) any statutory lien securing e payment of any tax, assessment, fee, charge, me or penalty imposed by any government or political subdivision upon the Borrower or the Guarantor or upon any of the assets income and franchises of the Borrower or the Guarantor but not yet required by Section 6g of this Agreement to be paid, (vi) any statutory lien securing the payment of any claim or demand of any materialman, mechanic, carrier, warehouseman, garageman or landlord against the Borrower or the Guarantor but not yet required by such Section 6g be paid, (vii) any reservation, exception, encroachment, easement, right-of way, covenant, condition, restriction, lease or similar title exception or encumbrance affecting the title to any real property of the Borrower or the Guarantor but not interfering with the conduct of its business or operations, (viii) any securities interest, mortgage or other lien or encumbrance in favor of the Bank or (ix) any security interest, mortgage or other lien or encumbrance existing on the date of this Agreement an fully and accurately described in Exhibit A attached to and made a part of this Agreement.

                 t. Permitted Loan. "Permitted Loan'' means (i) any loan, advance or other extension of credit made by the Guarantor to the Borrower or by the Borrower to the Guarantor, (ii) any deferral of the purchase price of any inventory old by the Borrower or the Guaramor in the ordinary course of its business, (iii) any advance made by the Borrower or the Guarantor in the ordinary course of its business to any of its officers and employees for out-of-pocket expenses incurred by such officer or employee on its behalf in the conduct of its business or operations or (iv) any loan, advance or other extension of credit fully and accurately described n Exhibit A attached to and made a part of this Agreement.

                 u. Person. "Person" means (i) any individual, corporation, partnership, joint venture, trust, unincorporated association, government or political subdivision, (ii) any court, agency or other governmental authority or (iii) any other entity, body, organization or group.

                 v. Potential Event of Default. "Potential Event of Default" means a event or condition that, after notice, and lapse of time or after both notice and lapse of time, would constitute an vent of Default.

                 w. Prohibited Transaction. "Prohibited Transaction" (i) has the meaning given to such term in Section 4975(c) of the Internal Revenue Code, and (ii) means any transaction prohibited b Section 406(a) of ERISA.

                 x. Reportable Event. "Reportable Event" has the meaning given to such term in Section 4043(b) of ERISA.

                 y. Revolving Loan. ''Revolving Loan" means any loan by the Bank to the Borrower pursuant to Section 2a of this Agreement.

                 z. Revolving Loan Applicable Variable Rate. "Revolving Loan Applicable Variable Rate" means (i) the rate in effect such day as the Bank's Prime Rate if, pursuant to Section 2g of this Agreement, the Bank's prime Rate is or would be used in determine the rate of interest payable for such day on the outstanding principal amount of EACH Revolving Loan or (ii) 1.125lG above the Secondary Market CD Rate for the Interest Period in which such day falls if, pursuant to such Section 2g, the Secondary Market CD Rate is or would be used in determining such rate of interest.

                 aa.      Revolving Loan Repayment Date. "Revolving Loan
Repayment Date" means the later of (i) August 1, 1997 or (ii) any date specified in any extension request executed by the Bank in accordance with Section 2d of this Agreement.

                 bb.      Secondary Market CD Rate. "Secondary Market CD Rate"
means, for any Interest Period, the rate of interest per year (expressed as a percentage and rounded to the next higher 100th of 1%) that is obtained by dividing (i) the AVERAGE (as published by the Board of Governors of the Federal Reserve System based on reports of certificate of deposit dealers or, if such publication does not occur, as determined by the Bank on the basis of quotations for such rates received by the Bank from three certificate of deposit dealers of recognized standing located in the State of New York) of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks for the week ending the last business day before such interest Period by (ii) the difference between 100% and the maximum percentage of reserve requirement (including any supplemental or marginal percentage of reserve requirement) for the first day of the calendar week containing such day, as specified by such Board of Governors for the Bank with respect to liabilities consisting of or including three-month nonpersonal time deposits of at least $100,000 each.

                 cc.      Term Loan. "Term Loan" means the loan by the Bank to
the Borrower pursuant to Section 3a of this Agreement.

                 dd.      Term Loan Applicable Variable Rate. "Term Loan
Applicable Variable Rate" means (i) 1/2 % above the rate in effect such day as the Bank's Prime Rate if, pursuant to Section 3e of this Agreement, the Bank's Prime Rate is to or would be used in determining the rate of interest payable for such day on the outstanding principal amount of the Term Loan or (ii) 1-1/2% above the Secondary Market CD Rate for the Interest Period in which such day falls if, pursuant to such
Section 3e, the Secondary Market CD Rate is or would be used in determining such rate of interest.

                 12. WAIVER OF TRIAL BY JURY. EACH OF THE BANK AND THE BORROWER KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION, WHETHER BASED
ON ANY CONTRACT, ON ANY NEGLIGENT OR INTENTIONAL TORT, ON ANY LAW OR OTHERWISE, IN CONNECTION WITH, OR OTHERWISE RELATING TO, (A) ANY LOAN, ANY LOAN DOCUMENT
OR ANY GUARANTY, ENDORSEMENT, SUBORDINATION, COLLATERAL OR OTHER SECURITY OR ASSURANCE OF PAYMENT NOW OR HEREAFTER DIRECTLY OR INDIRECTLY SECURING THE PAYMENT OR REPAYMENT OF, OR NOW OR HEREAFTER DIRECTLY OR INDIRECTLY APPLICABLE TO, ANY OF THE PRINCIPAL AMOUNT OF ANY LOAN, ANY INTEREST OWING PURSUANT TO
THIS AGREEMENT OR ANY OTHER AMOUNT OWING BY THE BORROWER TO THE BANK PURSUANT
TO THIS AGREEMENT, (B) ANY OTHER WRITING HERETOFORE OR HEREAFTER EXECUTED IN CONNECTION WITH, OR OTHERWISE RELATING TO, ANY LOAN, ANY LOAN DOCUMENT OR ANY SUCH GUARANTY, ENDORSEMENT, SUBORDINATION, COLLATERAL OR OTHER SECURITY OR ASSURANCE OF PAYMENT OR (C) ANY COURSE OF DEALING, COURSE OF PERFORMANCE OR OTHER CONDUCT HERETOFORE OR HEREAFTER PURSUED, ANY ACTION HERETOFORE OR HEREAFTER TAKEN OR OMITTED TO BE TAKEN, OR ANY ORAL OR WRITTEN REPRESENTATION HERETOFORE OR HEREAFTER AND, BY OR ON BEHALF OF THE OTHER IN CONNECTION WITH, OR OTHERWISE RELATING TO, ANY LOAN, ANY LOAN DOCUMENT OR ANY SUCH GUARANTY, ENDORSEMENT, SUBORDINATION, COLLATERAL OR OTHER SECURITY OR ASSURANCE OF PAYMENT. THIS SECTION 12 IS A MATERIAL INDUCEMENT FOR EACH OF THE BANK AND THE BORROWER IN CONNECTION WITH ITS ENTRY INTO THIS AGREEMENT.

                 The Bank and the Borrower have caused this Agreement to be duly executed on the date shown at the beginning of this agreement.


                                   MANUFACTURERS AND TRADERS
                                   TRUST COMPANY


                                   By: /s/ R. Buford Sears,
                                       ----------------------------------------
                                       R. Buford Sears, Vice President


                                   ABLEST SERVICE CORP


                                   By: /s/ John L. Rowley
                                       ----------------------------------------
                                       John L. Rowley, Vice President - Finance

                                ACKNOWLEDGMENTS



STATE OF NEW YORK )
                  )   SS.:
COUNTY OF ERIE    )




        On the 1st day of September in the year 1995, before me personally came
R. Buford Sears, to me known, who, being by me duly sworn, did depose and say that he resides at 240 Middlesex Road, Buffalo, New York 14216; that he is a Vice President of Manufacturers and Traders Trust Company, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                            /s/ Timothy C. Cashmore
                                            ----------------------------------
                                            Notary Public


                                            TIMOHY C. CASHMORE
STATE OF NEW YORK )                         Notary Public, State of New York
                  )   SS.:                  Qualified in Erie County
COUNTY OF ERIE    )                         My Commission Expires May 31, 1997


        On the 21st of August in the year 1995, before me personalty came John
L. Rowley, to me known, who, being by me duly sworn, did depose and say that he resides in Clearwater, Florida; that he is the Vice President - Finance of Ablest Service Corp., he corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                            /s/ Isadore Snitzer
                                            ----------------------------------
                                            Notary Public


                                            ISADORE SNITZER
                                            Notary Public State of New York
                                            Qualified in Erie County
                                            My Commission Expires June 30, 1996

                                   EXHIBIT A


Section 11(s) Permitted Liens.

                 1) Any purchase money security interest upon personal property of the Borrower or the Guarantor upon which the aggregate unpaid indebtedness of the Borrower and the Guarantor does not exceed $150,000 at any one time.

                 2) Any purchase money mortgages upon real proper of the Borrower or the Guarantor upon which the aggregate unpaid indebtedness) of the Borrower and the Guarantor does not exceed $1,000,000 at any one time.



Section 11(r) Permitted Investments.

         Securities hereafter acquired by the Borrower or the Guarantor for an aggregate cost not exceeding $4,000,000 at any one time.